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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): November 6, 2001


      INDYMAC ABS, INC., (as depositor under the Pooling and
      Servicing Agreement, dated as of November 1 1, 2001, providing for the issuance of the Home Equity Mortgage Loan Asset Backed
      Certificates, Series SPMD 2001-C).

                               INDYMAC ABS, INC.
                               -----------------
            (Exact name of registrant as specified in its charter)

   Delaware                           333-47158                  95-4685267
-----------------------------         ---------             -------------------
 (State or Other Jurisdiction        (Commission             (I.R.S. Employer
       of Incorporation)             File Number)           Identification No.)


155 North Lake Avenue
Pasadena, Califormia                                            91101
-----------------------                                        -------
(Address of Principal                                        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (800) 669-2300
                                                   --------------

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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)   Not applicable.

         (b)   Not applicable.

(c)      Exhibits:

         5.1   Legality Opinion of Brown & Wood LLP.

         8.1   Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)

         23.1  Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)



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

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INDYMAC ABS, INC.



                                                By: /s/ Blair Abernathy
                                                    -------------------
                                                        Blair Abernathy
                                                        President



Dated: November 15, 2001



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

                                 Exhibit Index

Exhibit                                                                  Page
-------                                                                  ----

5.1     Legality Opinion of Sidley Austin Brown & Wood LLP                5

8.1     Tax Opinion of Sidley Austin Brown & Wood LLP (included in
        Exhibit 5.1)                                                      5

23.1    Consent of Sidley Austin Brown & Wood LLP (included in
        Exhibits 5.1 and 8.1)                                             5



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